Exhibit 10.1


                          BREMER FINANCIAL CORPORATION

                         2002 VARIABLE COMPENSATION PLAN

PLAN NAME:    Executive Annual Incentive Plan

EFFECTIVE:    January 1 - December 31, 2002

PLAN #:       EX001

PREPARED BY:  Bremer Human Resources

APPROVALS:

                   ----------------------------------------
                   Senior Vice President, Human Resources, BFC


                   ----------------------------------------
                          Chief Executive Officer, BFC


                   ----------------------------------------
                             BFC Board of Directors






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                                      2002

                          BREMER FINANCIAL CORPORATION

                         Executive Annual Incentive Plan

                                  Plan #: EX001

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I.         PURPOSE OF PLAN
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The purpose of the 2002 Executive Annual Incentive Compensation Plan ("Plan") is
to support achievement of 2002 goals which support the three major focus areas identified in the Bremer Financial Corporation ("BFC") Strategic Plan (2002-2004): o Maximizing client value through relationship management; o Strengthening stakeholder value through employee relationship management; and o Building shareholder value through continuous profit enhancement.
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II.        ELIGIBILITY FOR PARTICIPATION
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A.         Participation in the Plan is subject to approval by the President and
           Chief Executive Officer, BFC and the BFC Board of Directors. This includes newly hired employees, transferred employees or employees promoted to qualifying positions during the Plan year.

B. Participants are ineligible for participation in any other BFC incentive, bonus, or other variable pay plan, unless so authorized by the President and Chief Executive Officer, BFC and the BFC Board of Directors. The 2002 Plan for the President, Insurance is included in a separate Plan document.

C.         Eligible participants in the 2002 Plan are included in Attachment A.

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II.       BASIS OF AWARDS
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A.         Performance objectives for each Participant are established at the beginning of the Plan year using the "EIP Performance Profile" (Attachment D). Awards are based on:

o Financial objectives for BFC corporate performance at threshold, target and maximum levels weighted 70-100%; o Work plan objectives, weighted 0-30% , including: |X| An objective, in all work plans, to reduce the ratio of personnel to revenue costs by year-end 2002 (25-50% of the work plan objectives); and
|X| Additional measures (50-75% of the workplan) which may be qualitative or quantitative based on individual Participant performance expectations.

o          Award modifiers based on compliance results.





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B.         Corporate Financial Objectives (Net Income): Corporate financial performance will be based on the achievement of net income goals at threshold, target and maximum levels. The award for the President and Chief Executive Officer, BFC, will be based 90% on the achievement of corporate financial goals and 10% on BFC Board discretion. For all other Participants, 70% of the award will be based on corporate financial performance and 30% will be based on the achievement of work plan objectives.

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                      2002 Bremer Corporate Financial Plan

                                                   Net Income           RORE
                                                   ----------           ----


                     Threshold                      $51.9M              12.93%
                     (90% of Plan)

                     95% of Plan                    $54.7M              13.60%

                     Plan (100%)                    $57.8M              14.26%

                     Maximum                        $69.2M              16.87%
                     (120% of Plan)
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C.         Work Plan Objectives: 2002 work plan objectives for all Participants will include one common goal: to reduce the ratio of personnel to revenue costs by year-end 2002. The objective will be weighted 25-50% of the work plan objectives.


                  2002 Bremer Personnel Costs/Recurring Revenue

                        Threshold               Target              Maximum
                        ---------               ------              -------

             Objective     33.33%                33.0%              32.1%
             % Payout         50%                 100%              200%
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D.         Performance measures and weightings by executive level are shown on
           Attachment B and specific financial performance objectives and calculations are included on Attachment C (specific attachments by executive grade level.). When actual performance results are above threshold, but between established award levels, awards will be interpolated based on actual results achieved. A graph showing the relationship of Plan payouts to performance and an example of an award calculation are included with Attachment C.



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E.         Incentive award calculations may be reduced up to 25% if risk assessment results in the following areas are not rated at the "Satisfactory" level or above:
           o  Credit examination composite rating;
           o  Internal audit bank rating;
           o Compliance third party ratings from external auditing firms (e.g., Deloitte & Touche) and Compliance Administration;
           o  OCC Safety and Soundness composite exam rating;
           o  OCC Compliance Rating; and/or
           o Accurate assessment of risk management leadership roles (e.g., Senior Lender, Retail Manager).

F. Recapitalization, acquisition or divestiture decisions will be made by BFC executive management on the basis of shareholder value, evaluation of risk and strategic considerations. To the extent that such transactions materially affect BFC and/or business unit income and RORE, either positively or negatively, thresholds and performance targets will be modified or transaction(s) will be excluded from the calculation of 2002 BFC and/or business unit performance results. In addition, individual award payments may be adjusted at the discretion of the President and Chief Executive Officer, BFC and the BFC Board of Directors to reflect the impact of any event which distorts actual results achieved. Any and all awards are paid at their discretion.

G. The provisions of this Plan are subject to periodic review and possible change throughout the Plan year, with the approval of the President and Chief Executive Officer, BFC and the BFC Board of Directors.

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IV.        AWARD PAYMENTS

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A.         Awards are calculated as a percentage of the Participant's December
           31, 2002 annualized base salary using Attachment E. While actual award amounts will vary based on a discretionary assessment of individual workplan results, target and maximum awards by executive grade level are as follows:

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           Executive                                    2002 Awards*
           Grade Level                            Target            Maximum
           -----------                            -------           -------
                   A                              60%               120%
                   B                              50%               100%
                   C                              45%               90%
                   D                              40%               80%
                   E                              35%               70%
                   F                              30%               60%

* As a percentage of the Participant's December 31, 2002 annualized base salary.

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B.         The President and Chief Executive Officer, BFC will approve all award recommendations prior to submission for payment. The Chairman of the Board of Directors will review the performance of the President and Chief Executive Officer and approve the award recommendation.

C. Awards will be calculated on an annual basis and paid during the first quarter of 2003. The awards will be distributed through the established payroll process on the first scheduled payroll date following determination and final approval of all awards. Payments will be deposited in the same manner as regular pay. Applicable withholdings will be deducted from the payment. Awards are considered earned by the Participant on the date of actual distribution.

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V.         CHANGES IN EMPLOYMENT STATUS

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A.         Awards for individuals who become eligible for participation during the Plan year will be based on their December 31, 2002 annualized base salary, and may be prorated by the number of full calendar months of actual 2002 Plan participation.

B. If a Participant's maximum award opportunity increases due to promotion, the December 31, 2002 annualized base salary will be used to determine the award. The actual award percentage used to calculate the award may be prorated to reflect the award percentage prior to the promotion plus the award percentage after the promotion (e.g., seven months at 30% and five months at 35%). In evaluating the performance of Participants who change jobs during the Plan year, the length of time and results in each position will be considered.

C. Participants who transfer within the company or out of eligible positions may be eligible for prorated awards based on tenure in the qualifying position, overall performance level and actual results attained. The proration of awards will be at the discretion of the President and Chief Executive Officer, BFC with approval by the BFC Board of Directors.

D. If a Participant dies, becomes disabled (as defined by BFC Disability Plan provisions), retires (as defined by BFC Retirement Plan provisions), or is on a leave of absence, he/she may be eligible for an award based on a year-end review of performance results through the last date of active employment in the Plan-eligible position prorated by the number of full calendar months of active employment in the Plan-eligible position.

E. In the event of death, payment is issued in the name of the deceased and forwarded to the estate.

F. Under most circumstances, Participants who voluntarily or involuntarily terminate their employment with BFC prior to the date of actual payment will receive no award. Any exceptions require the approval of the President and Chief Executive Officer, BFC and the BFC Board of Directors.



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G.    In the event a Participant's employment is involuntarily terminated for reasons other than position elimination, no award is paid.

H. Generally, awards are determined and paid according to the provisions in Sections III and IV of this Plan document.


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VI.        ETHICAL AND LEGAL STANDARDS

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A.         Participants are required to be familiar with the BFC Code of Ethics and comply with the letter and spirit of its provisions at all times.

B.         Particular emphasis is placed on policies prohibiting:

                     o Any internal or external communication of confidential customer information that is not based on legitimate business purposes;
                     o Trading in or recommending the purchase or sale of certain securities based on "material inside information" about BFC or a customer;
                     o Accepting or giving gifts or favors above a nominal value;
                     o Potential conflicts of interest relative to fiduciary appointment, legacy under wills or trusts, lending relationships, participation in public affairs and directorships;
                     o Arrangements with competitors that set or control prices, rates, trade practices, or marketing policies; and/or
                     o Conditional agreements with customers -- for example, conditioning the sale of goods or services on their purchasing other, additional BFC goods and services.

C. In addition, a Participant shall not pay, offer to pay, assign or give any part of his/her compensation or any other money to any agent, customer, or representative of the customer or any other person as an inducement or reward for assistance in making a sale. Moreover, no rights under this Plan shall be assignable or subject to any pledge or encumbrance of any nature.

D. If a Participant fails to comply with the BFC Code of Ethics or the ethical and legal provisions included in Section VI of this Plan document, his/her award may be deferred, reduced, or denied at the discretion of the President and Chief Executive Officer, BFC and the BFC Board of Directors.

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VII.       ADOPTION AND ADMINISTRATION

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A.         General authority for Plan administration and responsibility for on-going Plan administration rests with the BFC Board of Directors. The Board has sole authority for decisions regarding interpretation of the terms of this Plan, including the right to amend the Plan in whole or in part. The Plan is effective commencing January 1, 2002 and ending December 31, 2002.



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B. This Plan supersedes all prior variable pay plans. No agreements or understandings will modify this Plan unless they are in writing and approved by the President and Chief Executive Officer, BFC and the BFC Board of Directors. This Plan will be reviewed annually to determine the appropriateness of future continuation.

C. The President and Chief Executive Officer, BFC and the BFC Board of Directors reserves the right to amend this Plan, in whole or in part, including termination of such Plan at any time. Such amendments may preclude or alter the amount or timing of any payments or all awards.

D. Participation in this Plan does not create any contract rights in the Participant, constitute neither a contract of employment nor a contractual agreement of payment, and shall not affect the right of BFC to discharge, transfer, or change the position of a Participant. The Plan shall not be construed to limit or prevent BFC from adopting or changing, from time to time, any rules, standards, or procedures affecting a Participant's employment with BFC or any BFC affiliate, including those which affect award payments.

E. If any provision of this Plan is found to be illegal, invalid or unenforceable under present or future laws, that provision shall be severed from the Plan. If such a provision is severed, this Plan shall be construed and enforced as if the severed provision had never been a part of it and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the severed provision or by its severance from this Plan. In place of any severed provision, there shall be added automatically as part of this Plan a provision as similar in terms to the severed provision as may be possible and be legal, valid, and enforceable.




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                                                                 ATTACHMENT A
                                                                 ------------

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                                      2002
                                EIP PARTICIPANTS
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NAME                                            POSITION
----                                            --------

Troy Beaver                                     SVP, Marketing
Gren Blackall                                   EVP, Support Services
Bob Buck                                        Chief Financial Officer
Jim Clifford                                    SVP, Business Banking
Stan Dardis                                     President and CEO, BFC
Ann Hengel                                      EVP, Risk Management
Bud Jensen                                      SVP, Credit Officer
Ken Nelson                                      EVP, Trust, Insurance, Invest
Carla Paulson                                   SVP, Human Resources
Todd Sipe                                       SVP, Retail Banking
John Wosepka                                    Chief Operating Officer





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                                                                ATTACHMENT B

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                                    2002 EIP

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                        Performance Measures & Weightings

Grade A

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                                                                     BFC
                Corporate Financial Performance                     Board
                              90%                                 Discretion
                                                                      10%
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Grades B, C, D, E & F

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                Corporate Financial Performance            Work Plan Objectives
                                70%                                 30%
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                                                                  ATTACHMENT C

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                                    2002 EIP

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                      Performance Objectives & Calculations
                                     GRADE A
                                TARGET Award: 60%
                               MAXIMUM AWARD: 120%
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Measure:  BFC Corporate Financial Performance       Weight:  90%

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                                    Level of

Net Income           RORE                 Achievement                   Award %*
----------           ----                 -----------                   --------
$51.9M               12.93%               90% of Plan                   13.50%
                                          (Threshold)
$54.7M               13.60%               95% of Plan                   27.00%
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$57.8M               14.26%               100% of Plan                  54.00%
                                          (Target)
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$69.2M               16.87%               120% of Plan                 108.00%
                                          (Maximum)
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Measure:   BFC Board Discretion                               Weight:   10%
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At target, 10% of the CEO's 2002 award will be based on the discretion of the BFC Board of Directors.
                               Level of
                               Achievement                    Award %*
                               -----------                    --------
                               90% of Plan                    1.50%
                               (Threshold)
                               95% of Plan                    3.00%
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                               100% of Plan                   6.00%
                               (Target)
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                               120% of Plan                   12.00%
                               (Maximum)

* Calculated as a percentage of 12/31/02 annualized base salary



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                                                                  ATTACHMENT C

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                                    2002 EIP
                      Performance Objectives & Calculations
                                     GRADE B
                                TARGET Award: 50%
                               MAXIMUM AWARD: 100%
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Measure:  BFC Corporate Financial Performance       Weight:  70%

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                                          Level of
Net Income           RORE                 Achievement                   Award %*
----------           ----                 -----------                   --------
$51.9M               12.93%               90% of Plan                    8.75%
                                          (Threshold)

$54.7M               13.6%                95% of Plan                   17.50%
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$57.8M               14.26%               100% of Plan                  35.00%
(Target)
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$69.2M               16.87%               120% of Plan                  70.00%
                                          (Maximum)

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Measure: Work Plan Objectives                                 Weight:  30%

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Individual work plan objectives will be established using the 2002 EIP
Performance Profile (Attachment D). Objectives must be approved by the President and Chief Executive Officer, Bremer Financial Corporation.

                               Level of
                               Achievement                    Award %*
                               -----------                    --------
                               90% of Plan                     3.75%
                               (Threshold)
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                               95% of Plan                     7.50%
                               100% of Plan                   15.00%
                               (Target)
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                               120% of Plan                   30.00%
                               (Maximum)

* Calculated as a percentage of 12/31/02 annualized base salary



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                                                                  ATTACHMENT C
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                                 2002 EIP
                     Performance Objectives & Calculations
                                     GRADE C
                                TARGET Award: 45%
                               MAXIMUM Award: 90%

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Measure: BFC Corporate Financial Performance        Weight:  70%

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                                          Level of
Net Income           RORE                 Achievement                   Award %*
----------           ----                 -----------                   --------
$51.9M               12.93%               90% of Plan                    7.875%
                                          (Threshold)
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$54.7M               13.60%               95% of Plan                   15.750%
$57.8M               14.26%               100% of Plan                  31.500%
                                          (Target)
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$69.2M               16.87%               120% of Plan                  63.000%
                                          (Maximum)

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Measure: Work Plan Objectives                                 Weight:  30%

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Individual work plan objectives will be established using the 2002 EIP
Performance Profile (Attachment D). Objectives must be approved by the President and Chief Executive Officer, Bremer Financial Corporation.

                               Level of
                               Achievement                    Award %*
                               -----------                    --------
                               90% of Plan                     3.375%
                               (Threshold)
                               95% of Plan                     6.750%
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                               100% of Plan                   13.500%
                               (Target)
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                               120% of Plan                   27.000%
                               (Maximum)

* Calculated as a percentage of 12/31/02 annualized base salary



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                                                                  ATTACHMENT C

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                                    2002 EIP

--------------------------------------------------------------------------------
                      Performance Objectives & Calculations
                                     GRADE D
                                TARGET Award: 40%
                               MAXIMUM AWARD: 80%
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Measure:  BFC Corporate Financial Performance       Weight:  70%
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                                          Level of
Net Income           RORE                 Achievement                   Award %*
----------           ----                 -----------                   --------
$51.9M               12.93%               90% of Plan                    7.00%
                                          (Threshold)
$54.7M               13.6%                95% of Plan                   14.00%
--------------------------------------------------------------------------------
$57.8M               14.26%               100% of Plan                  28.00%
                                          (Target)
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$69.2M               16.87%               120% of Plan                  56.00%
                                          (Maximum)

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Measure: Work Plan Objectives                                 Weight:  30%
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Individual work plan objectives will be established using the 2002 EIP
Performance Profile (Attachment D). Objectives must be approved by the President and Chief Executive Officer, Bremer Financial Corporation.

                               Level of
                               Achievement                    Award %*
                               -----------                    --------
                               90% of Plan                     3.00%
                               (Threshold)
                               95% of Plan                     6.00%
--------------------------------------------------------------------------------
                               100% of Plan                   12.00%
                               (Target)
--------------------------------------------------------------------------------
                               120% of Plan                   24.00%
                               (Maximum)

* Calculated as a percentage of 12/31/02 annualized base salary



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                                                                  ATTACHMENT D

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                                    2002 EIP
                               PERFORMANCE Profile
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Participant Information
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Name:                                     Position:

Salary:                                   Target Award:       %         $

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BFC Corporate Financial Performance
Weight:                                   Target  Award:      %         $
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                       (90%)       (100%)       (120%)         2002
                       Threshold    Plan       Maximum         Result
                       ---------    ----       -------         ------
Net Income             $51.9M       $57.8M     $69.2M          $
RORE                   12.93%       14.26%     16.87%                   %

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Work Plan Objectives
Weight:                                   Target  Award:       %        $
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                                                                 2002
Measures           Weight    Thresh.    Target       Max.        Result
--------           ------    -------    ------       ----        ------

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Personnel Costs/
Recurring Revenue       %    33.33%     33.0%        32.1%            %
% Payout                      50%       100%         200%             %
--------------------------------------------------------------------------------










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Reviewed & approved:

Participant:  --------------------------------------------- Date: --------------

Manager:  ------------------------------------------------- Date: --------------
-------------------------------------------------------------------------------

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                                                                  ATTACHMENT E

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                                    2002 EIP
                            Final Award Calculation
                                  Plan #: EX001
                                      Name:

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2002 Performance RESULTS
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                                                     2002             % Salary
Performance Measure                                 Result            Awarded
-------------------                                 ------            -------

BFC Corporate Financial Performance

           -- RORE

           -- Net Income                            $                        %

Work Plan Achievement                                      %                 %

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2002 AWARD CALCULATION
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Total Award as % of Salary                          %

x December 31, 2002 Salary                          $

= 2002 Incentive Award                              $

x Compliance Modifier                              ($)

=  2002 Final Incentive Award                       $

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Approved:

--------------------            -------------------------------------
Date                             Executive Submitting Award Recommendation

---------------------            -------------------------------------
Date                             President and CEO, Bremer Financial Corporation

---------------------           --------------------------------------
Date                             Chairman of the Board, Bremer Financial
                                 Corporation (if applicable)

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